UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2005

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-21343	52-2405527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Salomon Brothers Emerging Markets Debt Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events.

On September 21, 2005, Salomon Brothers Emerging Markets Debt Fund Inc. (the “Fund”) issued a press release regarding potential administrative proceedings by the Securities and Exchange Commission against the Fund’s investment adviser and an affiliated adviser relating to disclosure of the source of dividends and distributions paid to shareholders of certain funds.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
	99.1	Salomon Brothers Emerging Markets Debt Fund Inc. press release, dated September 21, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc. (Registrant)

Date: September 21, 2005	/s/ Thomas C. Mandia
(Signature)

Name: Thomas C. Mandia Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated September 21, 2005.

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